Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories
Note 19 - Inventories
The Group's inventory primarily consisted of vehicles as follows:

	As of December 31,
	2025	2024
Finished goods and goods for resale	1,024,942	1,191,047
Provision for impairment	(171,863)	(111,686)
Total	853,079	1,079,361
Inventory costs recognized during the years ended December 31, 2025, 2024 and 2023 amounted to $2,914,511, $2,112,317 and $2,183,847, respectively, and were included in cost of sales in the Consolidated Statement of Loss and Comprehensive Loss.
For the years ended December 31, 2025, 2024, and 2023, write-downs of inventories to net realizable value amounted to $155,958, $89,744 and $146,550 respectively. The write-downs were recognized in cost of sales in the Consolidated Statement of Loss and Comprehensive Loss.
The write-downs of inventories to net realizable value include significant judgement for the estimated market price (i.e., selling price of inventories less estimated costs of completion and estimated costs necessary to make the sales). Changing estimated market price could result in an increase or decrease to the write-downs recognized. For the year ended December 31, 2025, a 1% increase or decrease in estimated market price would result in a decrease of $3,393 or increase of $3,251 to the impairment loss, respectively; a 3% increase or decrease in estimated market price (which management believes to be a reasonably possible change) would result in a decrease of $11,228 or an increase of $9,388 to the impairment loss, respectively.
Inventories can be pledged as security for liabilities. Refer to Note 26 - Loans and borrowings for further details.